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                                                             EXHIBIT 4.1
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                                                            [CERTIFICATE]

                                                     INCORPORATED UNDER THE LAWS
                                                       OF THE STATE OF DELAWARE



              NUMBER                                                                                           SHARES
        CA                                               UNITEDGLOBALCOM, INC.


       CLASS A COMMON STOCK                                                                               CUSIP 913247 50 8

THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY AND RIDGEFIELD PARK, NJ                                                            SEE REVERSE FOR CERTAIN DEFINITIONS
        ------------------------------------------------------------------------------------------------------------------

              THIS CERTIFIES that









              is the owner of
        ------------------------------------------------------------------------------------------------------------------

                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.01 PAR VALUE, OF
                                                         UNITEDGLOBALCOM, INC.
        transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer
        Agent and registered by the Registrar.
              WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                               /s/ Gene Schneider                     Dated:

                             CHIEF EXECUTIVE OFFICER                  COUNTERSIGNED AND REGISTERED:
                                                                               CHASEMELLON SHAREHOLDER SERVICE, L.L.C.
                                                                                              TRANSFER AGENT AND REGISTRAR
                                                          [SEAL]


                              /s/ Ellen Spangler                      BY

                                   SECRETARY                                                          AUTHORIZED SIGNATURE

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                                                AMERICAN BANK NOTE COMPANY
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                              UNITEDGLOBALCOM, INC.

     The Corporation will furnish without charge to each shareholder who so requests a full statement of the designations, preferences, limitations and relative rights of each class of stock or series thereof of the Corporation and the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of any series of preferred stock. Such requests may be made to the Corporation or to the transfer agent.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM -- as tenants in common               UNIF GIFT MIN ACT--_______________Custodian_______________
     TEN ENT -- as tenants by the entireties                               (Cust)                  (Minor)
     JT TEN  -- as joint tenants with right of                               under Uniform Gifts to Minors
                survivorship and not as tenants                        Act____________________________________
                in common                                                             (State)
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      Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

                                  Signature(s):

                                  X ____________________________________________

                                  X ____________________________________________
                            NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

Signature(s) Guaranteed






By _____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.